EXHIBIT 10(x)
                             LOAN MODIFICATION AGREEMENT


        THIS AGREEMENT is made and entered into as of the 1st day of November, 1994, by and among CONNECTICUT GENERAL REALTY INVESTORS III LIMITED PARTNERSHIP, a Connecticut limited partnership, having its principal office and place of business c/o CIGNA INVESTMENTS, INC., Hartford, Connecticut 06152 ("Borrower"), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, having its principal office and place of business at 1295 State Street, Springfield, Massachusetts 01111 ("Lender").

                                   R E C I T A L S

        A.To evidence indebtedness (the "Loan") in the original principal amount of Five Million, One Hundred Twenty-Five Thousand Dollars and 00/100 ($5,125,000.00), Borrower has executed and delivered to Lender a Promissory Note (the "Note") dated January 25, 1988. Payment of the Loan is secured by, inter alia, a Mortgage, Security Agreement and Financing Statement (the "Mortgage") dated January 25, 1988 and recorded in DuPage County, Illinois as document R88-9511. The Mortgage is a lien on certain real property (the "Property") commonly known as Stewart's Glen Apartments in Willowbrook, Illinois and legally described in Exhibit A attached hereto and incorporated herein by this reference.

        B.The Loan is identified in Lender's records as Loan No. 16486. Lender is also the owner and holder of the following loans:

          (1)Loan No. 16357. A first mortgage loan in the original principal amount of $9,000,000.00, evidenced by a Promissory Note dated March 27, 1986 made by CIGNA/Willowbrook Associates Limited Partnership, a Delaware limited partnership, and secured by, inter alia, a Mortgage, Security Agreement and Financing Statement (the "Loan No. 16357 Mortgage") dated March 27, 1986 and recorded in DuPage County, Illinois as document #R86-29495. This loan was increased by the principal amount of $700,000 pursuant to the terms and provisions of a second Promissory Note in that amount dated August 12, 1987 and a Mortgage and Assignment Modification Agreement dated August 12, 1987 and recorded in DuPage County, Illinois as document #R87-122268; and

          (2)Loan No. 16485. A first mortgage loan in the original principal amount of $7,750,000.00, evidenced by a Promissory Note dated January 25, 1988 made by CIGNA/Willowbrook II Associates Limited Partnership, a Delaware limited partnership, and secured by, inter alia, a Mortgage, Security Agreement and Financing Statement (the "Loan No. 16485 Mortgage") dated January 25, 1988 and recorded in Dupage County, Illinois as document #R88-9507, as amended by a Loan Modification Agreement dated as of December 1, 1992 and recorded in DuPage County, Illinois as document #R93-028883, and as further amended by a Loan Modification Agreement No. 2 dated as of the date hereof.

          The Property, and the real estate encumbered by the Loan No. 16357 Mortgage and the Loan No. 16485 Mortgage, are contiguous parcels and together form a development known as Stewart's Glen Apartments in Willowbrook, Illinois.

        C.Borrower has requested that the Note and the Mortgage be amended in certain respects, and Lender has agreed to such amendments.



        NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Borrower and Lender hereby covenant and agree that:

        1.Incorporation of Recitals. The foregoing Recitals are hereby incorporated in this Agreement.

        2.Capitalized Terms. All capitalized terms used in this Agreement, unless otherwise defined herein, have the same definitions as are set forth in the Note and the Mortgage.

        3.Principal Balance. Following payment of the installment of principal and interest due November 1, 1994, the principal balance outstanding of the Loan was Four Million, Eight Hundred Sixty-one Thousand, Five Hundred Eighty-Two and 66/100 Dollars ($4,861,582.66).

        4.Borrower's Warranties.  Borrower represents and warrants that:

          (a)Borrower has entered into no contracts or agreements for the transfer of title to the Property;

          (b)CIGNA Realty Resources, Inc. - Fifth, a Delaware corporation, is the sole general partner of Borrower; and

          (c)To the best of Borrower's knowledge, there is currently no Event of Default on the part of Borrower under the Note or the Mortgage or under any other instrument or agreement evidencing or securing the Loan, and no event has occurred and is continuing which with notice or lapse of time or both would constitute an Event of Default under such documents.

        5.Extension of Maturity Date. The Maturity Date stated in the Note and the Mortgage is hereby extended from February 1, 1995 to April 1, 1996, at which time the entire principal balance of the Loan then outstanding, together with accrued interest thereon, shall be due and payable.

        6.Interest Rate. Effective as of the date hereof, interest shall be payable upon the principal balance from time to time outstanding of the Loan at the rate of eight and 55/100 percent (8.55%) per annum. Monthly installments of principal and interest commencing with the payment due December 1, 1994 and continuing through March 1, 1996 shall be in the amount of Thirty-Four Thousand, Six Hundred Thirty-Eight and 78/100 Dollars ($34,638.78), and the final installment due and payable on April 1, 1996 shall be in the full amount of principal and interest then remaining unpaid.

        7.Prepayment Premium. Part II.1 of the Note is hereby amended to provide that the principal balance of the loan may be prepaid in full at any time after December 31, 1995 without premium or penalty. A premium in accordance with the provisions of said Part II.1. of the Note shall be payable upon any prepayment occurring prior to January 1, 1996.

        8.General.

          (a)Borrower acknowledges and agrees that the Note and the Mortgage, and any and all other documents and agreements evidencing or securing the Loan, are unmodified (except as provided herein) and in full force and effect;

          (b)All costs and expenses incurred in connection with the preparation, execution and recording of this Agreement shall be paid by Borrower, including, without limitation, all recording charges; title and escrow fees; and the fees and expenses of Lender's attorney;

          (c)In the event of any conflict between the terms and provisions of this Agreement and the terms and provisions of any other document evidencing, securing or referring to the Loan, including, without limitation, the terms and provisions of a letter agreement between Lender and Borrower dated January 21, 1988, the terms and provisions of this Agreement shall control; and

          (d)Except as hereby expressly amended, all terms and provisions of the Note, the Mortgage and any other document or agreement evidencing or securing the Loan are hereby ratified and confirmed.

        IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first above written.

                                             CONNECTICUT GENERAL REALTY
                                             INVESTORS III LIMITED PARTNERSHIP,
                                             a Connecticut limited partnership

                                             By:  CIGNA Realty Resources, Inc. -
                                                  Fifth,  a Delaware corporation
                                                  and the Sole General Partner
                                                  of Connecticut General Realty
                                                  Investors III Limited
                                                  Partnership

                                             By:
                                                  Pamela S. Peck
                                                  Authorized Agent



                                             MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY, a Massachusetts
                                             corporation


                                             By:


     This instrument prepared by
     (and return after recording to):

     James A. Winkler, Esq.
     Foley & Lardner
     One IBM Plaza
     330 N. Wabash
     Suite 3300
     Chicago, Illinois 60611
     (312) 755-1900

                                   ACKNOWLEDGEMENTS



     STATE OF CONNECTICUT               )
                                        ) SS
     COUNTY OF HARTFORD                 )



               The foregoing instrument was acknowledged before me this _______ day of ______________________, 1995 by _____________________________,
     authorized agent of CIGNA Realty Resources, Inc. - Fifth, a Delaware corporation , on behalf of the corporation and on behalf of Connecticut General Realty Investors III Limited Partnership, a Connecticut limited partnership of which CIGNA Realty Resources, Inc. - Fifth is the sole general partner.




                                             Notary Public

                                             My Commission expires:

     STATE OF ILLINOIS                  )
                                        ) SS
     COUNTY OF COOK                     )



               The foregoing instrument was acknowledged before me this _______ day of _____________________, 1995 by ______________________________,
     Second Vice President, of Massachusetts Mutual Life Insurance Company, a Massachusetts corporation, on behalf of said corporation.



                                             Notary Public

                                             My Commission expires: